SCHEDULE OF INVESTMENTS
Delaware Ivy Managed International Opportunities Fund (in thousands)	JUNE 30, 2021 (UNAUDITED)

AFFILIATED MUTUAL FUNDS	Shares	Value
Delaware Ivy Emerging Markets Equity Fund, Class R6	1,791	$55,183
Delaware Ivy Global Equity Income Fund, Class R6	1,274	17,834
Delaware Ivy Global Growth Fund, Class R6	290	18,212
Delaware Ivy International Core Equity Fund, Class R6	2,557	54,819
Delaware Ivy International Small Cap Fund, Class R6	1,130	18,184
Delaware Ivy Pzena International Value Fund, Class R6	905	17,838

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$182,070
(Cost: $120,896)

SHORT-TERM SECURITIES
Money Market Funds (A) - 0.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	284	284

TOTAL SHORT-TERM SECURITIES – 0.2%		$284
(Cost: $284)

TOTAL INVESTMENT SECURITIES – 100.0%		$182,354
(Cost: $121,180)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		41

NET ASSETS – 100.0%		$182,395

Notes to Schedule of Investments

(A) Rate shown is the annualized 7-day yield at June 30, 2021.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2021:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$182,070	$—	$—
Short-Term Securities	284	—	—
Total	$182,354	$—	$—

For Federal income tax purposes, cost of investments owned at June 30, 2021 and the related unrealized appreciation (depreciation) were as follows:

Cost	$121,180

Gross unrealized appreciation	61,174

Gross unrealized depreciation	—

Net unrealized appreciation	$61,174